Exhibit 99.1
EARNINGS RELEASE
By:    Expeditors International of Washington, Inc.
1015 Third Avenue, Suite 1200
Seattle, Washington 98104

CONTACTS:

Jeffrey S. Musser	Bradley S. Powell	Geoffrey Buscher
President and Chief Executive Officer	Senior Vice President and Chief Financial Officer	Director - Investor Relations
(206) 674-3433	(206) 674-3412	(206) 892-4510

FOR IMMEDIATE RELEASE
EXPEDITORS REPORTS FOURTH QUARTER 2018 EPS OF $1.02

SEATTLE, WASHINGTON - February 19, 2019, Expeditors International of Washington, Inc. (NASDAQ:EXPD) today announced fourth quarter 2018 financial results including the following highlights compared to the same quarter of 2017:

•	Diluted Net Earnings Attributable to Shareholders per share (EPS1) increased 11% to $1.02

•	Net Earnings Attributable to Shareholders increased 7% to $179 million

•	Operating Income increased 9% to $217 million

•	Revenues increased 18% to $2.24 billion

•	Net Revenues[2] increased 8% to $681 million

•	Airfreight tonnage volumes increased 2% and ocean container volumes increased 10%

“The fourth quarter marked a strong finish to a record year of growth in revenues, net revenues, volumes, and profitability,” said Jeffrey S. Musser, President and Chief Executive Officer. “The air and ocean markets have continued to be highly unpredictable, with ongoing shifts in the balance of supply and demand requiring extra attention to address the needs of each individual customer. These are the conditions when our people really prove themselves, as they did in Q4 and throughout the year. I commend them for continuing to grow volumes in ocean and air, with a determined focus on profitability. During the quarter, our air and customs brokerage segments were particularly strong once again. In addition, we further improved our ocean business by growing volumes while adjusting sell rates. We accomplished all of this in spite of ongoing rate pressure, as the industry evolves and carriers continue to test the supply/demand imbalance.

“Throughout 2018, we did a terrific job of growing net revenues ahead of headcount and related costs,” Mr. Musser continued. “We also generated improved efficiencies, while establishing a selective mix of business partners who value an elevated level of customer service. Our ability to perform well comes from our deeply ingrained, core culture that puts customer service at the forefront.”

Bradley S. Powell, Senior Vice President and Chief Financial Officer, added, “We carefully managed expenses as net revenues grew during the quarter, demonstrating the effectiveness of our processes and technology. During the quarter, net revenues grew at roughly twice the rate of headcount and related expenses, and, at nearly 32%, our fourth quarter operating efficiency (operating income as a percentage of net revenue) was the highest since Q2 2016.”

Mr. Powell noted that the Company’s effective tax rate for the full year was 24.3%, compared to 31.8% in 2017. The Company’s lower effective tax rates were principally due to the lower U.S. federal tax rate that resulted from the 2017 Tax Act, significant share-based compensation deductions, U.S. federal tax credits from withholding taxes related to our foreign operations, and deductions for foreign-derived intangible income. Mr. Powell reiterated that the Company’s effective tax rate will be largely dependent upon the mix of pretax earnings that are generated in its U.S. versus foreign operations, as well as any further interpretations and guidance issued on the tax law in the future.

Expeditors is a global logistics company headquartered in Seattle, Washington. The Company employs trained professionals in 176 district offices and numerous branch locations located on six continents linked into a seamless worldwide network through an integrated information management system. Services include the consolidation or forwarding of air and ocean freight, customs brokerage, vendor consolidation, cargo insurance, time-definite transportation services, order management, warehousing and distribution and customized logistics solutions.

________________________
1Diluted earnings attributable to shareholders per share.
2 Non-GAAP measure calculated as revenues less directly related operating expenses attributable to the Company's principal services. See reconciliation on the last page of this release.
NOTE: See Disclaimer on Forward-Looking Statements on the following page of this release.

Expeditors International of Washington, Inc.
4th Quarter 2018 Earnings Release, February 19, 2019

Financial Highlights for the Three months and Years ended
December 31, 2018 and 2017 (Unaudited)
(in 000's of US dollars except per share data)

	Three months ended December 31,			Years ended December 31,
	2018	2017	% Change	2018	2017	% Change
Revenues	$2,235,597	$1,901,371	18%	$8,138,365	$6,920,948	18%
Net revenues[3]	$680,675	$628,809	8%	$2,620,373	$2,319,189	13%
Operating income	$217,007	$199,011	9%	$796,563	$700,260	14%
Net earnings attributable to shareholders[4]	$179,210	$166,967	7%	$618,199	$489,345	26%
Diluted earnings attributable to shareholders	$1.02	$0.92	11%	$3.48	$2.69	29%
Basic earnings attributable to shareholders	$1.04	$0.94	11%	$3.55	$2.73	30%
Diluted weighted average shares outstanding	175,935	180,635		177,833	181,666
Basic weighted average shares outstanding	172,493	177,523		174,133	179,247
_______________________
3 Non-GAAP measure calculated as revenues less directly related operating expenses attributable to the Company's principal services. See reconciliation on the last page of this release.

4Net earnings in the fourth quarter of 2017 include a $39 million net income tax benefit that resulted from the effect of the 2017 Tax Cut and Jobs Act. This amount was composed of the remeasurement of net deferred tax liabilities and assets, based on the new lower U.S. corporate tax rate, the recording of a provisional estimate of the one-time mandatory tax on the undistributed earnings of the Company's non-U.S. subsidiaries, and the effects of the transition to a territorial tax system in the U.S.

During the three and twelve-month periods ended December 31, 2018, the Company repurchased 1.3 million and 9.0 million shares of common stock at an average price of $71.82 and $71.61 per share, respectively. During the three and twelve-month periods ended December 31, 2017, the Company repurchased 2.1 million and 8.2 million shares of common stock at an average price of $64.52 and $58.16 per share, respectively.

	Employee Full-time Equivalents as of December 31,
	2018	2017
North America	6,833	6,091
Europe	3,375	3,050
North Asia	2,607	2,593
South Asia	1,643	1,623
Middle East, Africa and India	1,520	1,503
Latin America	839	814
Information Systems	912	884
Corporate	352	386
Total	18,081	16,944

	Year-over-year percentage increase/(decrease) in:
	Airfreight kilos	Ocean freight FEU
2018
October	7%	21%
November	(2)%	6%
December	1%	4%
Quarter	2%	10%
_______________________
Investors may submit written questions via e-mail to: investor@expeditors.com. Questions received by the end of business on February 22, 2019 will be considered in management's 8-K “Responses to Selected Questions.”

Disclaimer on Forward-Looking Statements:
Certain portions of this release contain forward-looking statements, which are based on certain assumptions and expectations of future events that are subject to risks and uncertainties, including comments on delivering customer satisfaction and profitable growth; our ability to perform well; the effectiveness of our processes and technology; our ability to predict our effective tax rates; volatility in equity markets; energy and fuel prices; political changes; foreign exchange rates; regulatory actions or changes or the unpredictable acts of competitors and other risks; and risk factors and uncertainties detailed in our Annual Report as updated by our reports on Form 10-Q, filed with the Securities and Exchange Commission.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(In thousands, except per share data)
(Unaudited)

	December 31, 2018	December 31, 2017
Assets
Current Assets:
Cash and cash equivalents	$923,735	$1,051,099
Accounts receivable, net	1,581,530	1,414,741
Deferred contract costs	159,510	—
Other current assets	70,041	75,612
Total current assets	2,734,816	2,541,452
Property and equipment, net	504,105	525,203
Goodwill	7,927	7,927
Deferred Federal and state taxes, net	40,465	13,207
Other assets, net	27,246	29,219
	$3,314,559	$3,117,008
Liabilities and Equity
Current Liabilities:
Accounts payable	$902,259	$866,305
Accrued expenses, primarily salaries and related costs	215,813	206,320
Contract liabilities	190,343	—
Federal, state and foreign income taxes	18,424	20,494
Total current liabilities	1,326,839	1,093,119
Noncurrent Federal income tax payable	—	29,516
Commitments and contingencies
Shareholders’ Equity:
Preferred stock; none issued	—	—
Common stock, par value $0.01 per share; issued and outstanding 171,582 shares at December 31, 2018 and 176,374 shares at December 31, 2017	1,716	1,764
Additional paid-in capital	1,896	546
Retained earnings	2,088,707	2,063,512
Accumulated other comprehensive loss	(105,481)	(73,964)
Total shareholders’ equity	1,986,838	1,991,858
Noncontrolling interest	882	2,515
Total equity	1,987,720	1,994,373
	$3,314,559	$3,117,008

February 19, 2019	Expeditors International of Washington, Inc.	Page 3 of 8

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Statements of Earnings
(In thousands, except per share data)
(Unaudited)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2018	2017	2018	2017
Revenues:
Airfreight services	$905,606	$854,455	$3,271,932	$2,877,032
Ocean freight and ocean services	615,053	521,315	2,251,754	2,107,045
Customs brokerage and other services	714,938	525,601	2,614,679	1,936,871
Total revenues	2,235,597	1,901,371	8,138,365	6,920,948
Operating Expenses:
Airfreight services	683,410	636,344	2,410,793	2,126,761
Ocean freight and ocean services	464,281	380,689	1,664,168	1,543,740
Customs brokerage and other services	407,231	255,529	1,443,031	931,258
Salaries and related costs	350,839	336,961	1,393,259	1,267,120
Rent and occupancy costs	39,627	31,906	152,813	119,732
Depreciation and amortization	13,186	13,069	54,019	49,310
Selling and promotion	12,961	11,814	45,346	44,290
Other	47,055	36,048	178,373	138,477
Total operating expenses	2,018,590	1,702,360	7,341,802	6,220,688
Operating income	217,007	199,011	796,563	700,260

Interest income	4,982	3,639	19,153	13,204
Other, net	256	2,547	2,613	5,131
Other income, net	5,238	6,186	21,766	18,335
Earnings before income taxes	222,245	205,197	818,329	718,595
Income tax expense	42,668	37,742	198,539	228,212
Net earnings	179,577	167,455	619,790	490,383
Less net earnings attributable to the noncontrolling interest	367	488	1,591	1,038
Net earnings attributable to shareholders	$179,210	$166,967	$618,199	$489,345
Diluted earnings attributable to shareholders per share	$1.02	$0.92	$3.48	$2.69
Basic earnings attributable to shareholders per share	$1.04	$0.94	$3.55	$2.73
Dividends declared and paid per common share	$0.45	$0.42	$0.90	$0.84
Weighted average diluted shares outstanding	175,935	180,635	177,833	181,666
Weighted average basic shares outstanding	172,493	177,523	174,133	179,247

February 19, 2019	Expeditors International of Washington, Inc.	Page 4 of 8

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Statements of Cash Flows
(In thousands) (Unaudited)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2018	2017	2018	2017
Operating Activities:
Net earnings	$179,577	$167,455	$619,790	$490,383
Adjustments to reconcile net earnings to net cash from operating activities:
Provision for losses on accounts receivable	1,576	2,169	3,808	5,356
Deferred income tax expense (benefit)	5,491	(27,695)	(12,031)	(43,695)
Stock compensation expense	12,976	11,872	56,147	50,908
Depreciation and amortization	13,186	13,069	54,019	49,310
Other	(123)	(4,234)	647	(4,382)
Changes in operating assets and liabilities:
Increase in accounts receivable	(58,650)	(60,981)	(214,971)	(184,771)
(Decrease) increase in accounts payable and accrued expenses	(41,824)	18,499	86,036	114,631
Decrease (increase) in deferred contract costs	9,138	—	(42,097)	—
(Decrease) increase in contract liabilities	(5,221)	—	43,928	—
(Decrease) increase in income taxes payable, net	(10,433)	5,450	(19,691)	16,264
(Increase) decrease in other current assets	(3,643)	782	(2,781)	(5,365)
Net cash from operating activities	102,050	126,386	572,804	488,639
Investing Activities:
Purchase of property and equipment	(9,832)	(27,413)	(47,474)	(95,016)
Proceeds from sale of property and equipment	143	84,062	215	84,405
Other, net	(182)	161	(1,140)	(1,074)
Net cash from investing activities	(9,871)	56,810	(48,399)	(11,685)
Financing Activities:
Proceeds from issuance of common stock	13,166	42,311	182,732	205,092
Repurchases of common stock	(92,138)	(137,522)	(647,898)	(478,258)
Dividends paid	(77,660)	(74,769)	(156,840)	(150,495)
Payments for taxes related to net share settlement of equity awards	(33)	—	(3,248)	—
Purchase of noncontrolling interest	(75)	(904)	(688)	(904)
Distribution to noncontrolling interest	(1,163)	—	(1,796)	—
Net cash from financing activities	(157,903)	(170,884)	(627,738)	(424,565)
Effect of exchange rate changes on cash and cash equivalents	(1,153)	5,343	(24,031)	24,275
Increase (decrease) in cash and cash equivalents	(66,877)	17,655	(127,364)	76,664
Cash and cash equivalents at beginning of period	990,612	1,033,444	1,051,099	974,435
Cash and cash equivalents at end of period	$923,735	$1,051,099	$923,735	$1,051,099
Supplemental Cash Flow Information:
Cash paid for income taxes	$55,811	$58,793	$239,255	$249,704

February 19, 2019	Expeditors International of Washington, Inc.	Page 5 of 8

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Business Segment Information
(In thousands) (Unaudited)

	UNITED STATES	OTHER NORTH AMERICA	LATIN AMERICA	NORTH ASIA	SOUTH ASIA	EUROPE	MIDDLE EAST, AFRICA and INDIA	ELIMI- NATIONS	CONSOLI- DATED
Three months ended December 31, 2018:
Revenues from unaffiliated customers	$637,358	94,452	30,388	814,206	209,025	334,291	115,877	—	2,235,597
Transfers between geographic areas	51,585	4,144	4,296	6,711	8,768	18,107	5,605	(99,216)	—
Total revenues	$688,943	98,596	34,684	820,917	217,793	352,398	121,482	(99,216)	2,235,597
Net revenues	$294,016	39,442	16,337	145,815	49,480	102,616	33,481	(512)	680,675
Operating income	$97,228	14,528	1,363	68,376	16,833	13,552	5,132	(5)	217,007
Identifiable assets	$1,689,950	161,604	53,542	533,071	152,646	513,744	206,367	3,635	3,314,559
Capital expenditures	$5,640	239	143	434	248	1,648	1,480	—	9,832
Depreciation and amortization	$8,114	479	370	1,311	578	1,838	496	—	13,186
Equity	$1,339,673	72,941	26,007	200,371	100,706	157,003	123,228	(32,209)	1,987,720
Three months ended December 31, 2017:
Revenues from unaffiliated customers	$496,584	68,362	27,349	703,578	186,715	307,432	111,351	—	1,901,371
Transfers between geographic areas	31,807	3,581	3,693	6,266	6,479	14,008	5,532	(71,366)	—
Total revenues	$528,391	71,943	31,042	709,844	193,194	321,440	116,883	(71,366)	1,901,371
Net revenues	$270,999	34,441	14,565	137,776	45,816	93,458	31,294	460	628,809
Operating income	$86,565	11,548	1,615	64,907	15,623	12,302	6,437	14	199,011
Identifiable assets	$1,595,140	151,181	55,431	458,152	137,279	501,711	215,495	2,619	3,117,008
Capital expenditures	$8,720	497	964	1,264	516	15,237	215	—	27,413
Depreciation and amortization	$8,628	383	347	1,331	559	1,361	460	—	13,069
Equity	$1,337,568	60,705	26,546	240,721	94,516	142,971	123,600	(32,254)	1,994,373

February 19, 2019	Expeditors International of Washington, Inc.	Page 6 of 8

	UNITED STATES	OTHER NORTH AMERICA	LATIN AMERICA	NORTH ASIA	SOUTH ASIA	EUROPE	MIDDLE EAST, AFRICA and INDIA	ELIMI- NATIONS	CONSOLI- DATED
Twelve months ended December 31, 2018:
Revenues from unaffiliated customers	$2,336,681	340,122	141,196	2,860,876	748,858	1,268,757	441,875	—	8,138,365
Transfers between geographic areas	143,131	15,680	15,658	25,446	29,005	61,608	22,196	(312,724)	—
Total revenues	$2,479,812	355,802	156,854	2,886,322	777,863	1,330,365	464,071	(312,724)	8,138,365
Net revenues	$1,126,888	139,049	62,813	570,496	185,938	403,416	133,862	(2,089)	2,620,373
Operating income	$310,071	44,099	8,843	281,481	60,882	65,446	25,731	10	796,563
Identifiable assets	$1,689,950	161,604	53,542	533,071	152,646	513,744	206,367	3,635	3,314,559
Capital expenditures	$21,732	4,259	1,042	3,057	2,182	10,815	4,387	—	47,474
Depreciation and amortization	$33,511	1,847	1,508	5,309	2,257	7,727	1,860	—	54,019
Equity	$1,339,673	72,941	26,007	200,371	100,706	157,003	123,228	(32,209)	1,987,720
Twelve months ended December 31, 2017:
Revenues from unaffiliated customers	$1,851,395	256,359	97,096	2,576,971	661,878	1,072,028	405,221	—	6,920,948
Transfers between geographic areas	111,163	11,827	14,766	21,405	22,999	43,296	20,848	(246,304)	—
Total revenues	$1,962,558	268,186	111,862	2,598,376	684,877	1,115,324	426,069	(246,304)	6,920,948
Net revenues	$1,008,841	119,071	58,199	509,235	163,450	335,702	121,267	3,424	2,319,189
Operating income	$277,821	38,131	9,964	248,422	53,057	48,491	24,365	9	700,260
Identifiable assets	$1,595,140	151,181	55,431	458,152	137,279	501,711	215,495	2,619	3,117,008
Capital expenditures	$28,212	1,563	4,612	3,756	1,688	53,954	1,231	—	95,016
Depreciation and amortization	$32,017	1,546	1,277	5,326	2,215	5,068	1,861	—	49,310
Equity	$1,337,568	60,705	26,546	240,721	94,516	142,971	123,600	(32,254)	1,994,373

February 19, 2019	Expeditors International of Washington, Inc.	Page 7 of 8

Net Revenues (Non-GAAP measure)

We commonly refer to the term “net revenues” when commenting about our Company and the results of its operations. Net revenues are a Non-GAAP measure calculated as revenues less directly related operating expenses attributable to the Company's principal services. We believe that net revenues are a better measure than are total revenues when analyzing and discussing our effectiveness in managing our principal services since total revenues earned as a freight consolidator include the carriers' charges to us for carrying the shipment, whereas revenues earned in other capacities include primarily the commissions and fees earned by us. Net revenue is one of our primary operational and financial measures and demonstrates our ability to concentrate and leverage purchasing power through effective consolidation of shipments from customers utilizing a variety of transportation carriers and optimal routings. Using net revenues also provides a commonality for comparison among various services. The following table presents the calculation of net revenues.

	Three months ended		Twelve months ended
	December 31,		December 31,
(in thousands)	2018	2017	2018	2017
Total revenues	$2,235,597	$1,901,371	$8,138,365	$6,920,948
Expenses:
Airfreight services	683,410	636,344	2,410,793	2,126,761
Ocean freight and ocean services	464,281	380,689	1,664,168	1,543,740
Customs brokerage and other services	407,231	255,529	1,443,031	931,258
Net revenues	$680,675	$628,809	$2,620,373	$2,319,189

February 19, 2019	Expeditors International of Washington, Inc.	Page 8 of 8